Exhibit 99.2

Computershare Trust Company, N.A.
P.O. Box 43011
Providence Rhode Island 02940-3011
Georgeson, Information Agent 866-295-8105

MR A SAMPLE
DESIGNATION (IF ANY)
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ADD 6	C 1234567890 J N T

Tax ID certification on file: <Certified Y/N>

TOTAL SHARES 12345678901234

TIME IS CRITICAL. PLEASE COMPLETE AND RETURN PROMPTLY IN ACCORDANCE WITH THE ENCLOSED INSTRUCTIONS.

ELECTION FORM AND LETTER OF TRANSMITTAL TO ACCOMPANY

CERTIFICATES OF COMMON SHARES, $1.25 PAR VALUE, OF EMCLAIRE FINANCIAL CORP. (“EMCLAIRE”)

This Election Form and Letter of Transmittal is sent to you in connection with the proposed merger (the “Merger”) of Emclaire with and into FMNB Merger Subsidiary V, LLC (“Merger Sub”), a wholly-owned subsidiary of Farmers National Banc Corp. (“Farmers”), pursuant to the Agreement and Plan of Merger dated as of March 23, 2022 (the “Merger Agreement”), by and among Farmers, Merger Sub and Emclaire. This Election Form and Letter of Transmittal may be used to make an election only with respect to Emclaire common shares you hold that are registered in your name. You may receive additional Election Forms and/or Letters of Transmittal with respect to Emclaire common shares held by you in another manner or in another name (if any). The deadline for submitting election forms is 5:00 PM Eastern Time on July 19, 2022 (the “Election Deadline”). Election forms must be RECEIVED by Computershare Trust Company, N.A. (the “Exchange Agent”) no later than 5:00 p.m., Eastern Time, on the date of the Election Deadline. If the Election Deadline is extended for any reason, Farmers and Emclaire will announce the new Election Deadline.

Total Certificated Shares	Shares Held By Us	Total Shares
12345678901234	12345678901234	12345678901234

Complete the box(es) on the reverse side to make an election to receive for each of your Emclaire common shares (i) 2.15 Farmers common shares (a “Stock Election”), or (ii) $40.00 in cash without interest (a “Cash Election”), each of which is subject to proration, adjustment and certain limitations as set forth in the Merger Agreement which are intended to ensure that 70% of the outstanding Emclaire common shares are converted into the right to receive Farmers common shares (the “Stock Consideration”) and 30% of the outstanding Emclaire common shares are converted into the right to receive cash in the amount of the Cash Election (the “Cash Consideration”) (as described in the Merger Agreement and summarized in the proxy statement/prospectus dated June 8, 2022 that is being sent to you under separate cover (as it may be amended from time to time, the “Proxy Statement”)). If no box is checked or you elect to make “No Election,” your Emclaire common shares will be converted into the right to receive such proportion of the Stock Consideration or Cash Consideration as determined pursuant to the Merger Agreement. BEFORE MAKING YOUR ELECTION, YOU ARE ENCOURAGED TO READ CAREFULLY THE ENTIRE MERGER AGREEMENT AND PROXY STATEMENT (INCLUDING ANNEXES THERETO AND DOCUMENTS INCORPORATED THEREIN BY REFERENCE) AND THE ACCOMPANYING INSTRUCTIONS.

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ELECTION CHOICES

I hereby elect to receive the following as consideration for my Emclaire common shares held in this account:

STOCK ELECTION (2.15 Farmers common shares for each Emclaire common share, subject to adjustment)

Mark this box to elect to make a Stock Election with respect to ALL of your Emclaire shares.
Mark this box to elect to make a Stock Election with respect to the following number of your Emclaire shares Please fill in the number of shares for which you would like to make a Stock Election.
CASH ELECTION ($40.00 in cash without interest for each Emclaire common share)
Mark this box to elect to make a Cash Election with respect to ALL of your Emclaire shares.
Mark this box to elect to make a Cash Election with respect to the following number of your Emclaire shares. Please fill in the number of shares for which you would like to make a Cash Election.
NO ELECTION
Mark this box to make no election with respect to ALL of your Emclaire shares.

You will be deemed to have made a NO ELECTION if:

A.	You fail to follow the instructions on the “Election Form and Letter of Transmittal” or otherwise fail properly to make an election;

B.

A properly completed “Election Form and Letter of Transmittal,” together with your certificate(s) or confirmation of book-entry transfer, is not actually received by the Exchange Agent at or before the Election Deadline;

C.	You properly and timely revoke a prior election without making a new election; or

D.	You check the “No Election” box above.

By making “No Election”, the form of consideration that you will receive as a result of the Merger will be determined by Farmers or, at Farmers’ direction, the Exchange Agent, in accordance with the terms of the Merger Agreement.

These elections will be subject to proration based on a proration adjustment if Stock Consideration is oversubscribed or undersubscribed. The allocation procedures set forth in the Merger Agreement are intended to ensure that 70% of the outstanding Emclaire common shares are converted into the right to receive Farmers common shares and 30% of the outstanding Emclaire common shares are converted into the right to receive cash.

No guarantee can be made that you will receive the amount of Cash Consideration or Stock Consideration that you elect. No guarantee can be made as to the value of the consideration received relative to the value of the Emclaire common shares being exchanged. You are encouraged to obtain current market quotations for Farmers and Emclaire when making your election.

To be effective, this Election Form and Letter of Transmittal must be properly completed, signed and delivered to the Exchange Agent at one of the addresses listed in the Instructions, together with your certificate(s) or confirmation of book-entry transfer, by the Election Deadline. Do not send your election materials to Emclaire, Farmers or Georgeson (the Information Agent).

SIGNATURE(S) REQUIRED. Signature of Registered Holder(s) or Agent

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on your certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 5, 6, 7 and 8.

By signing below, I represent and warrant as follows:

(1) I have full power and authority to surrender the Emclaire common shares represented by the certificate(s) surrendered herewith or transferred in book-entry form, or covered by a guarantee of delivery, free and clear of all liens, claims and encumbrances. I will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent to be appropriate or necessary to complete the surrender and exchange of my Emclaire common shares.

(2) I understand that neither surrender nor an election is made in acceptable form until receipt by the Exchange Agent of this Election Form and Letter of Transmittal, duly completed and manually signed, together with any certificate(s) representing Emclaire common shares and all accompanying evidences of authority. I agree that all questions as to validity, form and eligibility of any surrender of the Emclaire shares will be determined by the Exchange Agent.

(3) I understand that I may not and shall not sell or otherwise transfer the Emclaire common shares subject to this Election Form unless the Merger Agreement is terminated or I properly revoke this election prior to the Election Deadline.

(4) I acknowledge that, until I properly surrender the certificate(s) representing the Emclaire common shares to which this Election Form and Letter of Transmittal relates or properly transfer such Emclaire shares in book-entry form, I will not receive any consideration issuable or payable. Delivery of such certificate(s) will be effected, and risk of loss and title to such certificate(s) will pass, only upon proper delivery thereof to the Exchange Agent in the appropriate manner to one of the addresses listed in the Instructions.

Sign and provide your tax ID number on the IRS Form W-9 provided herein (or the appropriate IRS Form W-8 if you are a non-U.S. holder, a copy of which can be obtained at www.irs.gov). See Instruction 9.

Signature of owner	Signature of co-owner, if any
Area Code/Phone Number

SIGNATURE(S) GUARANTEED (IF REQUIRED) See instruction 6.

Unless the shares were tendered by the registered holder(s) of the common shares, or for the account of a member of a Eligible Institution, your signature(s) must be guaranteed by an Eligible Institution.

Authorized Signature
Name of Firm
Address of Firm – Please Print

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SPECIAL PAYMENT AND DELIVERY FORM

The merger consideration will be issued in the name and address provided on the Election Form and Letter of Transmittal unless instructions are given in the boxes below.

Special Payment and Issuance Instructions	Special Delivery Instructions

To be completed ONLY if the merger consideration is to be issued to a name that is different from the name on the surrendered certificate(s).	To be completed ONLY if the merger consideration is to be issued to an address that is different from the address reflected above.

Issue ☐ Check to:	Deliver ☐ Check to:

☐ Shares to:	☐ Shares to:

Name(s):	Name(s):
(Please Print)	(Please Print)

Address:	Address:

Telephone Number:	Telephone Number:

email:	email:

If completing this page for Special Payment and Issuance Instructions or Special Delivery Instructions, please obtain an Original Medallion Signature Guarantee Stamp below.